Exhibit 99.1

news
Release Date: April 29, 2010	Contact: Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059
progers@micros.com

MICROS REPORTS FISCAL 2010 THIRD QUARTER RESULTS;
NET INCOME, REVENUE AND EPS EXCEED EXPECTATIONS

Columbia, Maryland... MICROS Systems, Inc.  (Nasdaq:MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2010 third quarter ended March 31, 2010.

  FINANCIAL HIGHLIGHTS

•	Revenue for the quarter was $229.1 million, an increase of $24.3 million, or 11.9% over the same period last year.

•
GAAP net income for the quarter was $30.2 million, an increase of $7.2 million, or 31.6% over the same period last year. GAAP diluted earnings per share (EPS) was $0.37, an increase of $0.09, or 32.1% over the same period last year.

•	Revenue for the nine-month period was $666.1 million, a decrease of $18.8 million, or 2.7% below the same period last year.

•
GAAP net income for the nine-month period was $80.5 million, an increase of $7.0 million, or 9.6% over the same period last year. GAAP diluted EPS was $0.99, an increase of $0.10 or 11.2% over the year ago same period.

•	Non-GAAP financial results, excluding the effect of charges for stock options and impairment on auction rate securities, are as follows:

-	Non-GAAP net income for the quarter was $31.8 million, an increase of $6.4 million, or 25.5% over the same period last year.

-	Non-GAAP net income for the nine-month period was $87.4 million, an increase of $5.6 million, or 6.9% over the year ago same period.

-	Non-GAAP diluted EPS for the quarter was $0.39, an increase of $0.08, or 25.8% over the year ago same period.

-	Non-GAAP diluted EPS for the nine-month period was $1.08, an increase of $0.08, or 8.0% over the year ago same period.

The financial results for the third fiscal quarter exceeded consensus expectations.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated: “We are extremely pleased with our performance and this quarter’s double digit revenue and EPS growth.  We remain well positioned as business conditions worldwide show signs of improvement.”

MICROS’s stock is listed on NASDAQ OMX’s Global Select under the symbol MCRS.  Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties.  MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters, such as hurricanes and tsunamis; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of April 29, 2010.  MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8112 or at MICROS’s website at http://www.micros.com.

News
Release Date: April 29, 2010	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2010	2009	2010	2009
Revenue:
Hardware	$47,207	$42,757	$136,306	$161,875
Software	29,525	27,616	84,716	102,793
Service	152,322	134,370	445,080	420,216
Total revenue	229,054	204,743	666,102	684,884

Cost of sales:
Hardware	29,999	26,284	88,415	103,462
Software	6,102	6,028	18,534	19,764
Service	68,643	61,776	194,038	199,090
Total cost of sales	104,744	94,088	300,987	322,316

Gross margin	124,310	110,655	365,115	362,568

Selling, general and administrative expenses	66,050	61,396	195,391	204,093
Research and development expenses	10,342	10,027	30,770	30,701
Depreciation and amortization	4,674	4,189	12,835	12,567
Stock option expense	2,375	3,186	9,804	11,018
Total operating expenses	83,441	78,798	248,800	258,379

Income from operations	40,869	31,857	116,315	104,189
Non-operating income (expense):
Interest income (expense), net	847	1,161	2,722	6,697
Credit based impairment charge	-	-	(387)	-
Other non-operating (expense) income, net	524	107	90	527
Total non-operating income, net	1,371	1,268	2,425	7,224

Income before taxes	42,240	33,125	118,740	111,413
Income tax provision	12,123	9,894	37,593	37,024
Net income	30,117	23,231	81,147	74,389
Less: Net loss (income) attributable to noncontrolling interest	81	(279)	(674)	(962)

Net Income attributable to MICROS Systems, Inc. (GAAP)	$30,198	$22,952	$80,473	$73,427

Net Income per Diluted Common Share attributable to MICROS Systems, Inc. common shareholder	$0.37	$0.28	$0.99	$0.89
Weighted-average number of shares outstanding - diluted	81,338	81,047	81,299	81,449

Reconciliation of GAAP Net Income and EPS attributable to MICROS Systems, Inc. to Non-GAAP Net Income and EPS attributable to MICROS Systems, Inc.
Net Income attributable to MICROS Systems, Inc.	$30,198	$22,952	$80,473	$73,427
Add back:
Stock option expense
Selling, general and administrative expenses	2,267	2,953	9,405	10,364
Research and development expenses	108	233	399	654
	2,375	3,186	9,804	11,018
Credit based impairment charge	-	-	387	-
	2,375	3,186	10,191	11,018

Subtract: Tax effect on Stock option expense	817	825	3,222	2,644
Non-GAAP Net Income attributable to MICROS Systems, Inc.	$31,756	$25,313	$87,442	$81,801

Non-GAAP Net Income per Diluted Common Share attributable to MICROS Systems, Inc.	$0.39	$0.31	$1.08	$1.00

We believe the inclusion of the above non-GAAP measure will be useful to investors because it will enhance the comparability of our current period results to prior periods' results without comparable charges. We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts typically forecast excluding the effect of share-based payment charge and above one time charges, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Among the limitations on the use of the non-GAAP measure are the following:
-	The exclusion of non-GAAP items can have a significant impact on reported GAAP net income and diluted net income per share.
-	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

News
Release Date: April 29, 2010	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	March 31, 2010	June 30, 2009
ASSETS
Current assets:
Cash and cash equivalents and short-term investments	$520,858	$438,936
Accounts receivable, net	161,683	155,212
Inventory, net	38,270	39,783
Deferred income taxes	24,138	19,870
Prepaid expenses and other current assets	30,022	27,238
Total current assets	774,971	681,039

Long-term investments	66,486	57,823
Property, plant and equipment, net	28,856	30,520
Deferred income taxes, non-current	16,938	11,456
Goodwill	213,706	190,739
Intangible assets, net	21,514	17,709
Purchased and internally developed software costs, net	20,668	25,749
Other assets	6,322	6,344
Total Assets	$1,149,461	$1,021,379

LIABILITIES AND EQUITY
Current liabilities:
Bank lines of credit	$1,364	$1,090
Accounts payable	43,054	38,445
Accrued expenses and other current liabilities	120,777	104,821
Income taxes payable	11,929	7,944
Deferred revenue	152,529	112,146
Total current liabilities	329,653	264,446

Income taxes payable, non-current	22,253	19,611
Deferred income taxes, non-current	932	1,752
Other non-current liabilities	11,942	10,539
Total liabilities	364,780	296,348

Commitments and contingencies

Equity:
MICROS Systems, Inc. shareholders’ equity:
Common stock	499	502
Capital in excess of par	114,526	127,146
Retained earnings	655,764	575,095
Accumulated other comprehensive income	7,536	16,254
Total MICROS Systems, Inc. shareholders’ equity	778,325	718,997
Noncontrolling interest	6,356	6,034
Total Equity	784,681	725,031

Total Liabilities and Equity	$1,149,461	$1,021,379